Exhibit 10.6

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (this “Agreement”) is made as of January 23, 2024 (the “Effective Date”) by and among FreightCar America, Inc., a Delaware corporation with offices at 125 S. Wacker Drive, Suite 1500, Chicago, Illinois 60606 (“FCA”), Fabricaciones y Servicios de México, S.A. de C.V., an entity formed under the laws of Mexico, with offices at Carretera 57 Km 178, Castaños Coahuila, 25780, Mexico (“Fasemex MX”), Agben de Mexico, S.A. de C.V., an entity organized under the laws of Mexico, with offices at Carretera 57 Km 178, Castaños Coahuila, 25780, Mexico (“Agben”), Industrial Mexicana Fasemex, S.A. de C.V., an entity formed under the laws of Mexico, with offices at Carretera 57 Km 178, Castaños Coahuila, 25780, Mexico (“IM Fasemex”), Proveedora Industrial para el Manejo de Materiales, S.A. de C.V., an entity formed under the laws of Mexico, with offices at Carretera 57 Km 178, Castaños Coahuila, 25780, Mexico (“Proveedora”), and Fasemex, Inc., a Texas corporation with offices at Carretera 57 Km 178, Castaños Coahuila, 25780, Mexico (“Fasemex US”). Fasemex MX, Agben, and Fasemex US are collectively referred to herein as the “Strategic Partners”, and collectively with FCA, IM Fasemex and Proveedora, the “Parties”.

RECITALS

FIRST. The Parties entered previously into a certain royalty agreement executed on October 16, 2020 (as amended or supplemented from time to time) (the “Royalty Agreement”).

SECOND. Pursuant to the terms of the Royalty Agreement, FCA agreed to pay IM Fasemex, Agben and Proveedora (“Royalty Payees”), during each applicable Production

CONVENIO DE TERMINACIÓN

ESTE CONVENIO DE TERMINACIÓN (el “Convenio”) de fecha 23 de enero de 2024 (la “Fecha Efectiva”) por y entre FreightCar America, Inc. una corporación de Delaware con oficinas en 125 S. Wacker Drive, Suite 1500, Chicago, Illinois 60606 (“FCA”), Fabricaciones y Servicios de México, S.A. de C.V., una sociedad constituida bajo las leyes de México, con oficinas en Carretera 57 Km 178, Castaños Coahuila, 25780, México (“Fasemex MX”), Agben de México, S.A. de C.V., una sociedad constituida bajo las leyes de México, con oficinas en Carretera 57 Km 178, Castaños Coahuila, 25780, México (“Agben”), Industrial Mexicana Fasemex, S.A. de C.V., una sociedad constituida conforme a las leyes de México, con oficinas en Carretera 57 Km 178, Castaños Coahuila, 25780, México (“IM Fasemex”), Proveedora Industrial para el Manejo de Materiales, S.A. de C.V., una sociedad constituida bajo las leyes de México, con oficinas en Carretera 57 Km 178, Castaños Coahuila, 25780, México (“Proveedora”), y Fasemex, Inc. una sociedad de Texas con oficinas en Carretera 57 Km 178, Castaños Coahuila, 25780, México (“Fasemex US”). Fasemex MX, Agben y Fasemex US se denominan colectivamente en el presente como los “Socios Estratégicos”, y colectivamente con FCA, IM Fasemex y Proveedora, las “Partes”.

ANTECEDENTES

PRIMERO. Las Partes celebraron previamente cierto contrato de regalías el 16 de octubre de 2020 (modificado o complementado de vez en cuando) (el “Contrato de Regalías”).

SEGUNDO. De conformidad con los términos y condiciones del Contrato de Regalías, FCA acordó pagar a IM Fasemex, Agben y Proveedora (los “Acreedores”),

Line Period (as defined in the Royalty Agreement), (i) 1.2% of FCA’s Railcar Sales Net Revenue (as defined in the Royalty Agreement) and (ii) 1.5% of FCA’s Tank Car Sales Net Revenue (as defined in the Royalty Agreement), subject to the terms and conditions set forth in the Royalty Agreement (the “Royalty”).

THIRD. The Parties are willing to terminate the Royalty Agreement and to grant to each other certain releases with respect to the obligations under the Royalty Agreement.

AGREEMENT

Now, therefore, in consideration of the mutual promises and covenants herein contained, the Parties hereto agrees as follows:

1. TERMINATION.

Effective as of the date hereof, the Parties agree on the termination of Royalty Agreement. Neither of the Parties shall have any further rights or obligations with respect to each other under the Royalty Agreement.

Any obligation under the Royalty Agreement that, by its nature or its terms, is intended to extend beyond the term of the Royalty Agreement shall survive the termination of such Royalty Agreement hereunder.

2. RELEASE BY THE PARTIES.

Each of the Parties on behalf of itself and each of its representatives, affiliates, partners, subsidiaries, successors and assigns hereby releases and forever discharges the other Parties and each of its representatives, affiliates, partners, subsidiaries, successors durante cada período de Línea de Producción Aplicable (según se define en el Contrato de Regalías), (i) 1.2% de los Ingresos Netos por Ventas de Vagones de FCA (según se define en el Contrato de Regalías) y (ii) 1.5% de los Ingresos Netos por Ventas de Vagones Cisterna de FCA (según se define en el Contrato de Regalías), sujeto a los términos y condiciones establecidos en el Contrato de Regalías (la “Regalía”).

TERCERO. Las Partes desean dar por terminado el Contrato de Regalías y otorgarse mutuante ciertas liberaciones respecto de las obligaciones derivadas del Contrato de Regalías.

C L Á U S U L A S

Ahora, por lo tanto, en consideración de las promesas y obligaciones mutuas aquí contenidas, las Partes acuerdan lo siguiente:

1. TERMINACIÓN.

Con efecto a partir de la fecha del presente Convenio, las Partes acuerdan terminar del Contrato de Regalías. Ninguna de las Partes tendrá algún derecho u obligación con respecto a las otras en virtud del Contrato de Regalías.

Cualquier obligación en virtud del Contrato de Regalías que, por su naturaleza o sus términos, esté destinada a extenderse más allá de la vigencia del Contrato de Regalías sobrevivirá a la terminación de dicho Contrato de Regalías en virtud del presente.

2. LIBERACIÓN DE LAS PARTES.

Cada una de las Partes, en su propio nombre, así como en nombre de sus representantes, afiliadas, socios, subsidiarias y cesionarios por medio del presente libera y otorga a las otras Partes y cada uno de sus representantes, afiliadas, socios, subsidiarias y cesionarios la and assignees from any and all claims, suits, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, which any of such Parties now has, has ever had or may hereafter have against the other Party under the Royalty Agreement.

3. REPRESENTATIONS AND WARRANTIES.

(a) Each Party has carefully read and reviewed this Agreement and understands it fully, and each party has reviewed the terms of this Agreement with the attorney(s) of the Party’s choice prior to executing this Agreement; and

(b) Each Party specifically does not rely upon any statement, representation, legal opinion, or promise of any other party or any person representing it, in executing this Agreement, except as expressly stated in this Agreement; and

(c) There have been and are no other agreements or understandings between the Parties relating to the matters herein, except as stated in this Agreement; and

(d) Each Party has made such investigation of the law and facts pertaining to this Agreement, and of all the matters pertaining thereto, as such Party has deemed necessary. This Agreement has been read by, the contents hereof are known and understood by, and is signed freely by, each person executing this Agreement; and

(e) This Agreement is the result of arms’ length negotiations between the Parties, each of whom was represented by experienced and competent attorneys freely chosen by each party to provide independent advice and counsel regarding this Agreement; and

liberación definitiva respecto a cualesquier y todas las reclamaciones, demandas, procedimientos, acciones, órdenes, obligaciones, acuerdos, contratos, deudas y responsabilidades de cualquier naturaleza, que cualquiera de dichas Partes tenga en la actualidad, haya tenido en cualquier momento o pueda adquirir en lo sucesivo frente a la otra Parte bajo el Contrato de Regalías.

3. DECLARACIONES Y GARANTÍAS.

(a) Cada una de las Partes ha leído y revisado detenidamente el presente Convenio y lo comprende en su totalidad, y cada una de las Partes ha revisado los términos del presente Convenio con el(los) abogado(s) de su elección antes de firmarlo; y

(b) Cada una de las Partes no se basa específicamente en ninguna afirmación, declaración, opinión legal o promesa de cualquier otra Parte o de cualquier persona que la represente, en la ejecución del presente Convenio, salvo que se indique expresamente en el presente Convenio; y

(c) No han existido ni existen otros acuerdos o entendimientos entre las Partes en relación con los asuntos aquí tratados, salvo lo establecido en el presente Convenio; y

(d) Cada una de las Partes ha revisado la ley y los hechos relativos a este Convenio, así como todos los asuntos relacionados con el mismo, según ha considerado necesario. El presente Convenio ha sido leído, su contenido es conocido y comprendido por cada una de las personas que lo suscriben, y ha sido firmado libremente por ellas; y

(e) El presente Convenio es el resultado de negociaciones en condiciones de igualdad entre las Partes, cada una de las cuales estuvo representada por abogados experimentados y competentes elegidos libremente por cada una de las partes para proporcionar

(f) Each person executing this Agreement warrants that he/she/it has the authority to execute this Agreement on behalf of the Party on whose behalf said person is purporting to execute it; and

(g) This Agreement is intended to be final and binding between and among, and to inure to the benefit of, the Parties hereto, including their heirs, executors, personal representatives, attorneys, predecessors, successors and assigns, and is further intended to be effective as a full and final accord and satisfaction between and among the Parties hereto as to the matters herein regardless of any claims of fraud, misrepresentation, concealment of fact, mistake of fact or law, breach of fiduciary duty, or any other claims and circumstances which have accrued as of the execution of this Agreement. Each Party relies on the finality of this Agreement as a material factor inducing that Party’s execution of this Agreement.

4. ENTIRE AGREEMENT.

This Agreement, contains all agreements among the Parties relating to its subject matter and supersedes and cancels any and all previous contracts or agreements among the Parties with respect thereto. Any other understanding about this Agreement, including additional terms or provisions contained in invoices, shipping papers, or other documents, will be of no force or effect. Any amendment to this Agreement must be in writing and will not be effective until it is executed and approved by an authorized representative of each Party.

asesoramiento y consejo independientes en relación con el presente Convenio; y

(f) Toda persona que ejecute el presente Convenio garantiza que está autorizada a ejecutarlo en nombre de la Parte en cuyo nombre dicha persona pretende ejecutarlo; y

(g) Se pretende que el presente Convenio sea definitivo y vinculante entre las Partes del mismo, incluidos sus herederos, albaceas, representantes personales, abogados, predecesores, sucesores y cesionarios, y que redunde en su beneficio, y se pretende además que sea efectivo como un acuerdo y satisfacción pleno y definitivo entre las Partes en lo que respecta a los asuntos aquí tratados, independientemente de cualquier reclamación por fraude, tergiversación, ocultación de hechos, error de hecho o de derecho, incumplimiento del deber fiduciario, o cualquier otra reclamación o circunstancia que se haya acumulado a partir de la ejecución del presente Convenio. Cada una de las Partes confía en la definitividad de este Convenio como un motivo determinante de la voluntad que induce a dicha Parte a firmar este Convenio.

4. UNIDAD DE CONVENIO.

El presente Convenio contiene todos los acuerdos entre las Partes relativos a su objeto y sustituye y cancela todos y cada uno de los contratos o acuerdos anteriores entre las Partes con respecto al mismo. Cualquier otro acuerdo sobre el presente Convenio, incluidos los términos o disposiciones adicionales contenidos en facturas, documentos de envío u otros documentos, no tendrá fuerza ni efecto alguno. Cualquier modificación del presente Convenio deberá realizarse por escrito y no surtirá efecto hasta que haya sido ejecutada y aprobada por un representante autorizado de cada una de las Partes.

5. JOINTLY DRAFTED AGREEMENT

This Agreement has been jointly negotiated and drafted by all the Parties, directly and through their respective attorneys of record. The language of this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any Party, and it is agreed that no provision hereof shall be construed against any Party hereto by virtue of the activities of that Party or such Party’s attorneys.

6. SEVERABILITY

If any provision of this Agreement is determined by any legislature, court, or administrative agency to be invalid or unenforceable, every other provision will remain in full force and effect, unless the purposes of this Agreement cannot be achieved. The Parties will use commercially reasonable efforts to substitute a valid, legal, and enforceable provision, which insofar as practical implements the purposes of any provision held invalid, illegal, or unenforceable.

7. SUCCESSORS AND ASSIGNEES

The provisions of this Agreement shall be binding upon, and shall inure to the benefit of the Parties and each of the Parties’ respective successors and assignees, and upon all creditors and parties in interest.

8. NOTICES.

Any notice or communication required or permitted to be given be any provisions of this Agreement, including but not limited to any consents, shall be in writing and shall be deemed to have been given and received by the person to whom directed, if properly addressed: (a) when delivered personally to

5. CONVENIO REDACTADO CONJUNTAMENTE

El presente Convenio ha sido negociado y redactado conjuntamente por todas las Partes, directamente y a través de sus respectivos abogados. El lenguaje del presente Convenio se interpretará en su conjunto de acuerdo con su justo significado y no estrictamente a favor o en contra de ninguna de las Partes, y se acuerda que ninguna disposición del mismo se interpretará en contra de ninguna de las Partes del presente Convenio en virtud de las actividades de dicha Parte o de sus abogados.

6. ILEGALIDAD DE DISPOSICIONES

Si cualquier disposición del presente Convenio es declarada inválida o inaplicable por cualquier legislatura, tribunal u organismo administrativo, todas las demás disposiciones seguirán en pleno vigor y efecto, a menos que no puedan alcanzarse los fines del presente Convenio. Las Partes harán todos los esfuerzos comercialmente razonables para sustituir una disposición válida, legal y aplicable que, en la medida de lo posible, cumpla los fines de cualquier disposición declarada inválida, ilegal o inaplicable.

7. CAUSAHABIENTES Y CESIONARIOS

Las disposiciones del presente Convenio serán vinculantes y redundarán en beneficio de las Partes y de cada uno de sus respectivos sucesores y cesionarios, así como de todos los acreedores y partes interesadas.

8. NOTIFICACIONES.

Cualquier notificación o comunicación requerida o permitida en virtud de cualquiera de las disposiciones del presente Convenio, incluidos, entre otros, los consentimientos, se realizará por escrito y se considerará entregada y recibida por la persona a la que such person or to an officer or partner of the person to which directed, (b) upon confirmation of receipt of transmission by email, or (c) two (2) days after being deposited with an internationally recognized overnight courier, delivery charges prepaid for delivery the following day. The addresses for notice are as follows:

If to FCA:

FreightCar America, Inc.

125 S. Wacker Drive, Suite 1500

Chicago, IL 60606

Attn: Celia Perez

Email: cperez@freightcar.net

with a copy to (which shall not constitute notice):

Kelley Drye & Warren LLP

333 W. Wacker Dr., 26th Floor

Chicago, IL 60606

Attn: Andrew Pillsbury

APillsbury@kelleydrye.com

If to Strategic Partners and Royalty Payees:

Fabricaciones y Servicios de Mexico SA de CV.

Carretera 57 Km 178

Castaños Coahuila, 25780 Mexico

Email: jgil@fasemex.com.mx

with a copy to (which shall not constitute notice):

Romero, Ramos, Quintanilla y Bortoni S.C.

Lazaro Cardenas 435 Despacho 410

Colonia Loma Larga, 66266

San Pedro Garza Garcia, Nuevo Leon, Mexico.

Attn: Francisco Romero

Email: fromero@rrqb.mx

se dirija, si está debidamente dirigida: (a) cuando se entregue personalmente a dicha persona o a un directivo o socio de la persona a la que se dirija, (b) cuando se confirme la recepción de la transmisión por correo electrónico, o (c) dos (2) días después de ser depositada en un servicio de mensajería urgente reconocido internacionalmente, con los gastos de envío prepagados para su entrega al día siguiente. Las direcciones de notificación son las siguientes

A FCA:

FreightCar America, Inc.

125 S. Wacker Drive, Suite 1500

Chicago, IL 60606

Attn: Celia Perez

Email: cperez@freightcar.net

Con copia para (lo cual no constituirá notificación):

Kelley Drye & Warren LLP

333 W. Wacker Dr., 26th Floor

Chicago, IL 60606

Attn: Andrew Pillsbury

APillsbury@kelleydrye.com

Si es a los Socios Estratégicos o a los Acreedores:

Fabricaciones y Servicios de Mexico SA de CV.

Carretera 57 Km 178

Castaños Coahuila, 25780 Mexico

Email: jgil@fasemex.com.mx

Con copia para(lo cual no constituirá notificación):

Romero, Ramos, Quintanilla y Bortoni S.C.

Lazaro Cardenas 435 Despacho 410

Colonia Loma Larga, 66266

San Pedro Garza Garcia, Nuevo Leon, Mexico.

Attn: Francisco Romero

Email: fromero@rrqb.mx

Any Party may change its address, email, or individual for receiving notice for the purpose of this Section 8, by notice to the other Parties given in the manner set forth above.

9. GOVERNING LAW.

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Illinois applicable to contracts made in that state, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Illinois.

10. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL PROCEEDINGS (IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, ANY RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ANY DISPUTES WITH RESPECT TO ANY OF THE FOREGOING SHALL BE COMMENCED AND PROSECUTED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS LOCATED IN THE CITY OF CHICAGO, COUNTY OF COOK, AND ANY APPELLATE COURT THEREFROM OR THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS AND ANY APPELLATE COURT THEREFROM (COLLECTIVELY, THE “Illinois Courts”). EACH PARTY HERE-BY IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND

Cualquiera de las Partes podrá cambiar su domicilio, correo electrónico o persona física para recibir notificaciones a los efectos de la presente Cláusula 8, mediante notificación a las demás Partes efectuada en la forma indicada anteriormente.

9. LEGISLACIÓN APLICABLE.

El presente Convenio se regirá y controlará en cuanto a su validez, ejecución, interpretación, construcción, efecto y en todos los demás aspectos por las leyes internas del Estado de Illinois aplicables a los contratos celebrados en dicho estado, sin dar efecto a ninguna elección de ley o conflicto de disposiciones o normas legales que provoquen la aplicación de las leyes de cualquier jurisdicción distinta del Estado de Illinois.

10. CONSENTIMIENTO A LA JURISDICCIÓN; RENUNCIA AL JUICIO CON JURADO.

(a) CADA UNA DE LAS PARTES ACEPTA DE FORMA IRREVOCABLE E INCONDICIONAL QUE TODOS LOS PROCEDIMIENTOS (CONTRACTUALES, EXTRACONTRACTUALES O DE OTRO TIPO) DERIVADOS O RELACIONADOS CON EL PRESENTE CONVENIO, LAS TRANSACCIONES CONTEMPLADAS EN EL MISMO, CUALQUIER RELACIÓN ENTRE LAS PARTES EN VIRTUD DEL PRESENTE Y CUALQUIER DISPUTA CON RESPECTO A CUALQUIERA DE LOS ANTERIORES SE INICIARÁ Y PROCESARÁ EXCLUSIVAMENTE EN LOS TRIBUNALES DEL ESTADO DE ILLINOIS UBICADOS EN LA CIUDAD DE CHICAGO, COUNTY OF COOK, Y CUALQUIER TRIBUNAL DE APELACIÓN DEL MISMO O LOS ESTADOS UNIDOS PARA EL DISTRITO NORTE DE ILLINOIS Y CUALQUIER TRIBUNAL DE APELACIÓN DEL

SUBMITS, FOR IT-SELF AND ITS ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY OF THE ILLINOIS COURTS IN RESPECT OF ANY SUCH PROCEEDING. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(b) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, ANY RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ANY DISPUTES WITH RESPECT TO ANY OF THE FOREGOING IN ANY OF THE ILLINOIS COURTS. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH PROCEEDING IN ANY OF THE ILLINOIS COURTS. EACH OF THE PARTIES AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE

MISMO (COLECTIVAMENTE, LOS "Tribunales de Illinois"). CADA UNA DE LAS PARTES CONSIENTE Y SE SOMETE IRREVOCABLE E INCONDICIONALMENTE, POR SÍ MISMA Y POR SUS BIENES, A LA JURISDICCIÓN EXCLUSIVA DE CUALQUIERA DE LOS TRIBUNALES DE ILLINOIS CON RESPECTO A CUALQUIERA DE DICHOS PROCEDIMIENTOS. POR LA PRESENTE, CADA UNA DE LAS PARTES CONSIENTE DE FORMA IRREVOCABLE E INCONDICIONAL A LA NOTIFICACIÓN DE PROCESOS EN LA FORMA PREVISTA PARA LAS NOTIFICACIONES EN LA CLAÚSULA 8. NADA DE LO DISPUESTO EN EL PRESENTE CONVENIO AFECTARÁ AL DERECHO DE CUALQUIERA DE LAS PARTES A NOTIFICAR PROCESOS DE CUALQUIER OTRA FORMA PERMITIDA POR LA LEY.

(b) POR EL PRESENTE CONVENIO, CADA UNA DE LAS PARTES RENUNCIA DE FORMA IRREVOCABLE E INCONDICIONAL, EN LA MEDIDA EN QUE PUEDA HACERLO DE FORMA LEGAL Y EFECTIVA, A CUALQUIER OBJECIÓN QUE PUEDA TENER AHORA O EN EL FUTURO AL ESTABLECIMIENTO DE LA JURISDICCIÓN DE CUALQUIER PROCEDIMIENTO DERIVADO O RELACIONADO CON EL PRESENTE CONVENIO, LAS TRANSACCIONES CONTEMPLADAS EN EL PRESENTE DOCUMENTO, CUALQUIER RELACIÓN ENTRE LAS PARTES EN VIRTUD DEL PRESENTE DOCUMENTO Y CUALQUIER DISPUTA CON RESPECTO A CUALQUIERA DE LOS ANTERIORES EN CUALQUIERA DE LOS TRIBUNALES DE ILLINOIS. CADA UNA DE LAS PARTES RENUNCIA IRREVOCABLEMENTE, EN LA MÁXIMA MEDIDA PERMITIDA POR LA LEY, A LA DEFENSA DE FORO

AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) EACH PARTY AGREES THAT ANY PROCEEDING (IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, ANY RELATIONSHIPS BETWEEN THE PARTIES HEREUNDER AND ANY DISPUTES WITH RESPECT TO ANY OF THE FOREGOING WILL INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH PROCEEDING.

(d) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT, SEEK TO ENFORCE THE FOREGOING WAIVERS, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF

INCONVENIENTE PARA EL MANTENIMIENTO DE DICHO PROCEDIMIENTO EN CUALQUIERA DE LOS TRIBUNALES DE ILLINOIS. CADA UNA DE LAS PARTES ACUERDA QUE UNA SENTENCIA DEFINITIVA EN CUALQUIERA DE DICHOS PROCEDIMIENTOS SERÁ CONCLUYENTE Y PODRÁ EJECUTARSE EN OTRAS JURISDICCIONES MEDIANTE UNA DEMANDA BASADA EN LA SENTENCIA O DE CUALQUIER OTRA FORMA PREVISTA POR LA LEY.

(c) CADA UNA DE LAS PARTES ACEPTA QUE CUALQUIER PROCEDIMIENTO (CONTRACTUAL, EXTRACONTRACTUAL O DE OTRO TIPO) DERIVADO O RELACIONADO CON EL PRESENTE CONVENIO, LAS TRANSACCIONES CONTEMPLADAS EN EL MISMO, CUALQUIER RELACIÓN ENTRE LAS PARTES EN VIRTUD DEL PRESENTE Y CUALQUIER DISPUTA CON RESPECTO A CUALQUIERA DE LOS ANTERIORES IMPLICARÁ CUESTIONES COMPLICADAS Y DIFÍCILES, Y POR LO TANTO CADA UNA DE LAS PARTES RENUNCIA IRREVOCABLE E INCONDICIONALMENTE A CUALQUIER DERECHO QUE PUEDA TENER A UN JUICIO CON JURADO CON RESPECTO A CUALQUIERA DE DICHOS PROCEDIMIENTOS.

(d) CADA PARTE CERTIFICA Y RECONOCE QUE (i) NINGÚN REPRESENTANTE, AGENTE O ABOGADO DE OTRA PARTE HA DECLARADO, DE FORMA EXPRESA O DE OTRO TIPO, QUE DICHA OTRA PARTE NO INTENTARÁ, EN CASO DE PROCEDIMIENTO EN VIRTUD DEL PRESENTE CONVENIO O EN RELACIÓN CON EL MISMO, EJECUTAR LAS RENUNCIAS ANTERIORES, (ii) DICHA PARTE ENTIENDE Y HA

SUCH WAIVERS, (iii) SUCH PARTY MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION 10(d).

(d) EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LAWSUIT, ACTION OR PROCEEDING SEEKING ENFORCEMENT OF SUCH PARTY’S RIGHTS UNDER THIS AGREEMENT.

11. COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute a single instrument.

12 LANGUAGUE.

This Agreement is executed in both the English and the Spanish language. In the event there is a conflict of interpretation between one language and the other, the Spanish language version shall prevail in all instances.

[Signature page follows]

CONSIDERADO LAS IMPLICACIONES DE DICHAS RENUNCIAS, (iii) DICHA PARTE REALIZA DICHAS RENUNCIAS VOLUNTARIAMENTE, Y (iv) DICHA PARTE HA SIDO INDUCIDA A ENTRAR EN ESTE CONVENIO POR, ENTRE OTRAS COSAS, LAS RENUNCIAS MUTUAS Y LA CERTIFICACIÓN EN ESTA CLÁUSULA 10(d).

(e) CADA UNA DE LAS PARTES RENUNCIA AL DERECHO A UN JUICIO CON JURADO EN RELACIÓN CON CUALQUIER DEMANDA, ACCIÓN O PROCEDIMIENTO QUE PRETENDA HACER VALER LOS DERECHOS DE DICHA PARTE EN VIRTUD DEL PRESENTE CONVENIO.

11. EJEMPLARES.

El presente Convenio podrá ejecutarse en dos o más ejemplares, cada uno de los cuales constituirá un original y todos ellos juntos constituirán un único instrumento.

12. IDIOMA

El presente Convenio se firma en idiomas inglés y español. En caso de que se presente un conflicto de interpretación entre un idioma y el otro, la versión en idioma español prevalecerá en todas las instancias.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date. / EN VITUD DE LO CUAL, las Partes suscriben el presente Convenio en la Fecha Efectiva.

FCA:
FREIGHTCAR AMERICA, INC. /s/ Michael A. Riordan Name/Nombre: Michael A. Riordan Title/Titulo: Chief Financial Officer

STRATEGIC PARTNERS AND ROYALTY PAYEES:
FABRICACIONES Y SERVICIOS DE MÉXICO, S.A. DE C.V. /s/ Alejandro Gil Name/Nombre: Title/Titulo:
AGBEN DE MEXICO, S.A. DE C.V. /s/ Jesus Gil Name/Nombre: Title/Titulo:

INDUSTRIAL MEXICANA FASEMEX, S.A. DE C.V.

/s/ Alejandro Gil

Name/Nombre:

Title/Titulo:

PROVEEDORA INDUSTRIAL PARA EL MANEJO DE MATERIALES, S.A. DE C.V.

/s/ Salvador Gil

Name/Nombre:

Title/Titulo:

FASEMEX, INC.

/s/ Jesus Gil

Name/Nombre:

Title/Titulo: